Exhibit 99.1

Faraday Future Announces Stockholder Approval of Proposal to Increase the Authorized Shares of Faraday Future Class A Common Stock

•	Stockholders also voted in favor of the Yorkville share issuance proposal to issue shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock

•	Vote comes after successful completion of special meeting of stockholders held on February 28th

•	Approved authorized share increase proposal provides sufficient authorized shares for the important milestone of the current round of financing commitments of $135.0 million to support SOP on March 30th, which was recently announced by the Company

Los Angeles, CA (February 28, 2023) - Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) ("Faraday Future," “FF,” or "Company"), a California-based global shared intelligent electric mobility ecosystem company, today announced that FF stockholders approved proposals to increase the authorized shares of Faraday Future Class A common stock to 1.69 billion (the “Authorized Share Increase Proposal”) and to permit the issuance of shares in excess of 19.99% of the issued and outstanding shares of the Company’s Class A and Class B common stock, pursuant to an equity line of credit between the Company and an affiliate of Yorkville Advisors (the “Yorkville Share Issuance Proposal”). The voting process, managed by Broadridge Financial Solutions and carried out over the last month, resulted in the announcement of the voting results today at a special meeting of stockholders held by FF.

These proposals, now approved by Faraday Future stockholders, will position the Company to successfully start the production and delivery the FF 91 Futurist and reach its future business objectives. They will also help create more stockholder value and allow for the important milestone of the current round of financing.

Faraday Future stockholders’ approval was a condition to the completion of a portion of the aforementioned funding commitments of $135.0 million, which is a pivotal path for providing support to the Company in achieving its long-term goals. Additional information about the special meeting of stockholders and its results can be found in our definitive proxy statement on Schedule 14A previously filed with the SEC and our current report on Form 8-K to be filed with the SEC. FF plans to hold an earnings call in connection with filing its Annual Report on Form 10-K as well as an annual meeting of stockholders soon, during which the Company plans to provide additional updates on its progress.

As a major stockholder of the Company, FF Top Holdings LLC, a subsidiary of FF Global Partners LLC (“FFGP”), agreed to vote all shares it beneficially owns in support of the Authorized Share Increase Proposal at the special meeting of stockholders.

“FF would like to thank all the investors for supporting the Company in the passing of the proxy vote on these crucial proposals. It is a significant step to maximize the interests of stockholders,” said Xuefeng Chen (XF), Global CEO of FF. “These results demonstrate the stockholders' maximum endorsement of the new governance structure and management organization at FF, and I firmly believe that FF's global team along with our exceptional product and technologies can bring the Company to further success.”

FF is targeting a start of production date for its flagship FF 91 Futurist of March 30, 2023, assuming timely receipt of funds from the Company’s investors, at the Company’s Hanford, California manufacturing facility, “FF ieFactory California”, with the first vehicles coming off the assembly line in early April, and customer deliveries occurring before the end of April.

FF is completing its testing and validation of the FF 91 Futurist through the Product and Technology Generation 2.0 program (PT Gen 2.0). The generational upgrade from PT Gen 1.0 to PT Gen 2.0 consists of significant upgrades of systems and core components in both the vehicle and the I.A.I area – the advanced core, which stands for Internet, Autonomous Driving, and Intelligence. PT Gen 2.0 was achieved through upgrades of 26 major system and components, with 13 key upgrades throughout powertrain, battery, charging, chassis, interior from EV areas, and 13 key upgrades in computing, sensing, communication, user interaction, and performance of the FF 91 Futurist.

Competing with Ferrari, Maybach, Rolls Royce, and Bentley as the only next-gen Ultimate Intelligent TechLuxury EV product, the FF 91 Futurist offers a unique and intelligent EV experience with extreme technology and an ultimate user experience. The FF 91 Futurist features an industry-leading 1,050 horsepower, an EPA-certified range of 381 miles, 0-60 mph in 2.27 seconds, a unique rear intelligent Internet system, and a revolutionary user experience designed to create a mobile, connected, intelligent, and luxurious third Internet living space.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

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NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include, among other things, statements regarding the anticipated start of production (SOP) and delivery timing for our FF 91 Futurist vehicle, additional funding and timing for receipt thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Amended Shareholder Agreement between the Company and FF Top, dated as of January 13, 2023, complies with the listing requirements of The Nasdaq Stock Market LLC, the market performance of the shares of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the non-binding Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on February 13, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com